EXHIBIT 23.1
                        Consent of Independent Auditors

      We consent to the incorporation by reference in the Registration Statement of Cyclo3pss Corporation (Form S-8) for the registration of 4,764,257 common shares, of our report dated May 11, 1999 with respect to the consolidated financial statements of Cyclo3pss Corporation included in its Annual Report (Form 10-KSB) for the year ended February 28, 1999, filed with the Securities and Exchange Commission.


                                    ERNST & YOUNG, LLP

Salt Lake City, UT
March 3, 2000

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